SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                              ---------------------


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          COMMISSION FILE NO.: 0-50469



                          Date of Report: June 30, 2009





                             GREENSHIFT CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                                             59-3764931
--------------------------------------------------------------------------------
(State of other jurisdiction of                                   (IRS Employer
incorporation or organization                                Identification No.)


One Penn Plaza, Suite 1612, New York, NY                                  10019
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (212) 994-5374
--------------------------------------------------------------------------------
               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF DISPOSITION OF ASSETS

Effective June 30, 2009, pursuant to a Stock Purchase Agreement dated as of that date, GS AgriFuels Corporation, GreenShift's wholly-owned subsidiary, sold the capital stock of Sustainable Systems, Inc. ("Sustainable") to Carbonics Capital Corporation in return for the assumption of $4,000,000 of GS AgriFuels' debt due to YA Global Investments, L.P. ("YA Global"). To record the assumption of liability, Carbonics Capital Corporation issued to YA Global a secured convertible debenture dated as of June 30, 2009 in the principal amount of $4,000,000. The debenture has an annual interest rate of 12% and it matures on December 31, 2010. The debenture is secured by a first priority security position on the assets of Carbonics Capital Corporation. The debenture is guaranteed by GS AgriFuels and GreenShift Corporation, and by the majority shareholder of both GreenShift and Carbonics Capital, which is Viridis Capital, LLC.


Item 9.01         Financial Statements and Exhibits

Financial Statements

Pro forma financial statements - to be filed by amendment.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 2, 2009                 GREENSHIFT CORPORATION

                                     By: /s/ Kevin Kreisler
                                     -------------------------------
                                             Kevin Kreisler
                                             Chief Executive Officer